EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity	EliteDesigns® Variable Annuity EliteDesigns® II Variable Annuity
Issued by:	Issued by:
Security Benefit Life Insurance Company One Security Benefit Place Topeka, Kansas 66636-0001	First Security Benefit Life Insurance and Annuity Company of New York 350 Park Avenue, 14th Floor New York, NY 10022

Supplement Dated September 26, 2017
To Prospectus Dated May 1, 2017

Effective September 26, 2017, the Virtus Equity Trend Series underlying fund changed its name to Virtus Rampart Equity Trend Series. The corresponding Subaccount also changed its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective September 26, 2017.

Effective October 2, 2017, the Deutsche Global Growth VIP underlying fund will change its name to Deutsche International Growth VIP. The corresponding Subaccount will also change its name accordingly. All references to the former name in the current prospectus are hereby changed to reflect the new name effective October 2, 2017.

Please Retain This Supplement For Future Reference